Securities and Exchange Commission
                         Washington, D.C. 20549

                               Form 8-K

                            Current Report

                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934


               Date of Report (Date of earliest event
                    reported): September 4, 1998.


                     Internet Media Corporation
        (Exact name or registrant as specified in its charter)


   NEVADA                333-26385          72-1346591
(State or other         (Commission      (I.R.S. Employer
jurisdiction of           File No.)     Identification No.)
incorporation)


       8748 Quarters Lake Road, Baton Rouge, Louisiana 70809
    (Address of principal executive offices, including zip code)


                 Registrant's telephone number,
               including area code: (504) 922-7744


                   Media Entertainment, Inc.
      (Former name or address, if changed since last report)


                          Form 8-K

                  Internet Media Corporation

Item 2.  Acquisition or Disposition of Assets.

On September 4, 1998, Internet Media Corporation, a Nevada corporation (the "Company"), through its wholly-owned subsidiary, Santa Fe Wireless Internet, Inc., a New Mexico corporation ("SFWI"), acquired all of the assets, including the name and good will, of a Santa, Fe, New Mexico-based sole proprietorship known as "Desert Rain Internet Service" ("DSRT"). The assets acquired from DSRT are useful in the operation of an Internet Service Provider (ISP) and included, without limitation, modems, computer hardware and office equipment. With the acquired assets, SFWI currently operates an ISP under the Desert Rain Internet Service trade name. The assets of DSRT were acquired from Katrina Koehler for $25,000 in cash, which sale price was determined through negotiations with Ms. Koehler. The source of funds for the acquisition of DSRT was the Company's capital reserves.

Item 7.  Financial Statements and Exhibits.

The financial statements required by this Item 7 are not filed herewith. However, the required financial statements shall be filed by amendment to this Current Report on Form 8-K not later than 75 days from date of the event to which this Current Report on Form 8-K relates.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 18, 1998.

INTERNET MEDIA CORPORATION

By: /s/ David M. Loflin
     David M. Loflin
     President



                          INDEX OF EXHIBITS

Exhibit #        Description of Document
---------        -----------------------

  10.1 Business Acquisition Agreement, dated as of August 7, 1998, between Santa Fe Wireless Internet, Inc., a New Mexico corporation and Katrina Koehler, d/b/a Desert Rain Internet Service, a sole proprietorship.



                       --------------
                        EXHIBIT 10.1
                       --------------


                BUSINESS PURCHASE AGREEMENT

BUSINESS PURCHASE AGREEMENT, dated as of August 7, 1998 (the "Agreement"), between Santa Fe Wireless Internet, Inc., a New Mexico corporation ("Purchaser"), and Katrina Koehler ("Owner"), d/b/a Desert Rain Internet Service, a sole proprietorship (the "Proprietorship").

WHEREAS, the Proprietorship operates as an Internet Service Provider in Santa Fe, New Mexico; and

WHEREAS, Owner is the sole owner of the Proprietorship; and

WHEREAS, Purchaser desires to purchase all of the assets, including the name and good will, of the Proprietorship from Owner, and Owner desires to sell all of the assets, including the name and good will, of the Proprietorship to Purchaser (the "Purchase"); and

WHEREAS, each of the parties to this Agreement desires to make certain representations, warranties and agreements in connection herewith and also to prescribe various conditions thereto; and

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Purchaser and Owner hereby agree as follows:

ARTICLE I.  THE PURCHASE

Section 1.1. Purchase and Sale. Owner hereby sells to Purchaser and Purchaser hereby buys from Owner all of the assets, including the name and good will, of the Proprietorship, at the price and subject to all of the terms and conditions set forth herein.

Section 1.2. Purchase Price; Payment. The purchase price for all of the assets, including the name and good will, of the Proprietorship shall be $25,000, payable in cash at the Closing under this Agreement.
Section 1.3. Delivery of Bill of Sale. At the Closing, Owner shall deliver to Purchaser a Bill of Sale, in the form of Exhibit "A" attached hereto, relating to the assets of the Proprietorship purchased and sold hereunder.

Section 1.4. Closing. The closing (the "Closing") of the transactions contemplated by this Agreement shall take place (a) at the offices of the Proprietorship at 3:00 p.m., local time, on September 1, 1998, or (b) at such other time and place and on such other date as all of the parties shall agree in writing (the "Closing Date").

ARTICLE II.  FURTHER AGREEMENTS

Section 2.1. Non-Competition Agreement - Owner. At or prior to the Closing, Purchaser and Owner shall execute a non-competition agreement (the " Owner Non-Compete") substantially in the form attached hereto as Exhibit "B".

Section 2.2. Non-Competition Agreement - Gray. At or prior to the Closing, Purchaser, Owner and Mike Gray ("Gray"), a key employee of the Proprietorship, shall execute a non-competition agreement (the "Gray Non-Compete") substantially in the form attached hereto as Exhibit "C".

Section 2.3. Consulting Agreement. At or prior to the Closing, Purchaser and Gray shall execute a consulting agreement (the "Consulting Agreement") substantially in the form attached hereto as Exhibit "D".

Section 2.4. Access to Information; Confidentiality. (a) From the date hereof to the Closing Date, Owner shall, and shall cause her affiliates, managers, officers, employees, auditors and agents to, afford the officers, employees and agents of Purchaser complete access at all reasonable times to the Proprietorship's officers, employees, agents, properties, offices, plants and other facilities and to all books and records, and shall furnish Purchaser with all financial, operating and other data and information as Purchaser, through its officers, employees or agents, may reasonably request; provided, however, that Owner shall not be required to provide access or furnish information which it is prohibited by law or contract to provide or furnish.

(b) Each of Purchaser and Owner shall, and shall cause their respective affiliates and their respective officers, directors, employees and agents, to hold in strict confidence all data and information obtained by them from one another or their respective subsidiaries, affiliates, directors, officers, employees and agents (unless such information is or becomes readily ascertainable from public or published information or trade sources or public disclosure or such information is required by law) and shall insure that such officers, directors, employees and agents do not disclose such information to others without the prior written consent of Purchaser and Owner, as the case may be.

(c) In the event of the termination of this Agreement, Purchaser shall, and shall cause its affiliates, officers, directors, employees and agents to, (i) return promptly every document furnished to it by Owner or any of Owner's affiliates, managers, officers, employees and agents in connection with the transactions contemplatehereby and any copies thereof, and (ii) cause others to whom such documents may have been furnished promptly to return such documents and any copies thereof Purchaser may have made.

(d) No investigation pursuant to this Article II shall affect any representations or warranties of the parties herein or the conditions to the obligations of the parties hereto.

Section 2.5. Notification of Certain Matters. Owner shall give prompt notice to Purchaser of (a) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which would be likely to cause a representation or warranty contained in this Agreement to bentrue or inaccurate, and ) any failure of Owner to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Article II shall not limit or otherwise affect the remedies available hereunder.

Section 2.6. Further Action. Upon the terms and subject to the conditions hereof, each of the parties hereto shall use its best efforts to take, or cause to be taken, all actions and to do, orause to be done, all other things necessary, proper or advisable to consummate and make effective as promptly as practicablthe transactions contemplated by this Agreement.

Section 2.7. Public Announcements. Purchaser shall have the exclusive right to issue a press release or otherwise make any public statements with respect to the Purchase, at such time or times as Puraser shall determine, in its sole discretion.

ARTICLE III.  REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to Owner that:

Section 3.1. Organization and Corporate Authority. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of New Mexico and is qualified do business as a foreign corporation in all jurisdictions where the ownership of property or maintenance of an office would requi qualification. Purchaser has all requisite corporate power and authority, governmental permits, consents, authorizations, gistrations, licenses and memberships necessary to own its property and to carry on its business in the places where such prerties are now owned and operated or such business is being coucted.

Section 3.2 Authority Relative to this Agreement. Purchaser has l necessary corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement by Purchaser and the consummation by Purchaser the transactions contemplated hereby have been duly authorizeby all necessary corporate action on the part of Purchaser. This Agreement has been duly executed and delivered by Purchas and, assuming the due execution and delivery by Owner, constitutes a legal, valid and binding obligation of Purchaser.

Section 3.3. No Conflict; Required Filings and Consents. (a) The execution and delivery of this Agreement by Purchaser do not, and the performance of this Agreement by Purchaser shall not, (i) conflict with or violate either the Articles of Incorporation or Bylaws of Purchaser, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Purchaser or by which it or its properties is bound or affected, or (iii) result in any breach of or constitute default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the property or assets of Purchaser pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Purchaser is a party or by which Purchaser or any of its properties is bound or affected, except for any such breaches, defaults or other occurrences which would not, individually or in the aggregate, have a Material Adverse Effect.

(b) The execution and delivery of this Agreement by Purchaser do not, and the performance of this Agreement by Purchaser shall not, require any consent, approval, authorization or permit o or filing with or notification to, any governmental or regulory authority, domestic or foreign, except for applicable requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934 and State securities laws.

Section 3.4. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or her fee or commission in connecti with the transactions contelated by this Agreement based upon arrangements made by and on behalf of Purchaser.

ARTICLE V.  REPRESENTATIONS AND WARRANTIES OF OWNER

Owner hereby represents and warrants to Puraser that, except as set for in the Disclosure Schedule delivered prior to the date which is three days prior to the Closing Date by Owner to Purchaser (e "Owner Disclosure Schedule"):

Section 4.1. Status. The Proprietorship the sole proprietorship of Owner doing business under the fictitious name "Desert Rain Internet Service" in the City of Santa Fe, County of Santa Fe, New Mexico, and has the requisite power and authority and is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders to own, operate or lease the properties that it purports to own, operate or lease and to carry on its business as it is now being conducted, and is duly qualified as a foreign entity to do business, and is in good standing, in each jurisdiction where the character of its properties owned, operated or leased or the nature of its activities makes such qualification necessary, except for such failures which, when taken together with all other such failures, would not have a Material Adverseffect. The Proprietorship has not received any notice of proceedings relating to the revocatioor modification of any such franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvs or orders. The term "Merial Adverse Effect" as used ithis Article IV, means any change in or effect on the business of the Proprietorship that is or is reasonably likely to be materially adverse to the business, operations, properties (including intangible properties), prospects, condition (financial or otherwise), assets or liabilities of the Proprietorship taken as a whole.

Section 4.2. Options. Except as set forth in the Owner Disclosure Schedule, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the purchase of any such interest in the Proprietorship or obligating Owner to sell any interest in the Proprietorship.

Section 4.3. No Conflict; Required Filings and Consents. (a) The execution and delivery of this Agreement by Owner does not, and the performance of this Agreement by Owner shall not, (i) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Owner or the Proprietorship or by which its properties are bound or affected, or (ii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of the Proprietorship pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Proprietorship is a party or by which the Proprietorship or its properties are bound or affected, except for such breaches, defaults or other occurrences which would not, individually or in the aggregate, have a Material Adverse Effect.

(b) The execution and delivery of this Agreement by Owner does not, and the performance of this Agreement shall not, require any consent, approval, authorization or permit of, or filing with or notification of, any governmental or regulatory authority, domestic or foreign.

Section 4.4. Compliance. The Proprietorship is not in conflict with, or in default or violation of, (a) any law, rule, regulation, order, judgment or decree applicable to the Proprietorship or by which its properties are bound or affected, including, without limitation, health and safety, environmental and civil rights laws and regulations and zoning ordinances and building codes, or (b) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, easement, consent, order or other instrument or obligation to which the Proprietorship is a party or by which the Proprietorship or its properties are bound or affected, except for any such conflicts, defaults or violations which would not have, individually or in the aggregate, a Material Adverse Effect.

Section 4.5. Financial Statements. Owner has delivered to Purchaser copies of the unaudited financial statements of the Proprietorship since inception through July 31, 1998, which financial statements are accurate to the best knowledge of Owner.

Section 4.6. Absence of Certain Changes or Events. Since July 31, 1998, except as contemplated by this Agreement or disclosed in the Owner Disclosure Schedule, the Proprietorship has conducted its business only in the ordinary course and in a manner consistent with past practice and, since such date, there has not been (a) any change in the financial condition, results of operations, business or prospects of the Proprietorship having a Material Adverse Effect, (b) any damage, destruction or loss (whether or not covered by insurance) with respect to any assets of the Proprietorship having a Material Adverse Effect, (c) any material change by the Proprietorship in its accounting methods, principles or practices, or (d) any revaluation by the Proprietorship of any of its assets, including, without limitation, writing down the value of inventory or any notes, accounts receivable or other investments which would, individually or in the aggregate, exceed five percent of the total assets of the Company as reflected on the financial statements of the Proprietorship delivered to Purchaser hereunder.

Section 4.7. Absence of Litigation. Except as disclosed in the Owner Disclosure Schedule, there are no claims, actions, proceedings or investigations pending or, to the best knowledge of Owner, threatened against the Proprietorship, or any properties or rights of the Proprietorship, before any court, arbitrator, or administrative, governmental or regulatory authority or body, that, individually or in the aggregate, would have a Material Adverse Effect. As of the date hereof, neither Owner, the Proprietorship nor its properties is subject to any order, writ, judgment, injunction, decree, determination or award having a Material Adverse Effect.

Section 4.8. Labor Matters. Except as set forth in the Owner Disclosure Schedule, (a) there are no controversies pending or, to the knowledge of Owner, threatened, between the Proprietorship and any of its employees, which controversies have a Material Adverse Effect; and (b) the Proprietorship is not a party to any collective bargaining agreement or other labor union contract.

Section 4.9. Contracts. The Owner Disclosure Schedule lists or describes all contracts, authorizations, approvals or arrangements to which Owner and/or the Proprietorship is a party, or by which it is bound, as of the date hereof, and which (a) obligates or may obligate Owner and/or the Proprietorship to pay more than $500; or (b) are financing documents, loan agreements or agreements providing for the guarantee of the obligations of any party in each case involving an obligation in excess of $1,000.

Section 4.10. Title to Property and Leases. (a) Each asset owned or leased by Owner and/or the Proprietorship is owned or leased free and clear of any mortgages, pledges, liens, security interests, conditional and installment sale agreements, encumbrances, charges or other claims of third parties of any kind.

(b) All leases of real property leased for the use or benefit of the Proprietorship to which Owner and/or the Proprietorship is a party, and all ammendments and modifications thereof are in full force and effect and have not been modified or amended and there exists no material default under leases by Owner and/or the Proprietorship, nor any event which, with the giving of notice or lapse of time, or both, would consistute a material default thereunder by Owner and or the Proprietorship.

(c) A statement describing all assets and liabilities, absolute and contingent, of the Proprietorship is included in the Owner Disclosure Schedule.


Section 4.11 Insurance. All material properties of the Proprietorship are covered by valid and currently effective insurance policies issued in favor of the Owner and/or the Proprietorship, in such amounts and against such risks and losses as are customary in their locales of operation for companies operating similar businesses and operations, and Owner and/or Proprietorship is included as an insured party under such policies, with full rights as a loss payee. Copies of all such insurance policies shall be included in the Owner Disclosure Schedule.

Section 4.12 Taxes. Owner has filed all federal and state tax returns and reports and, to the best of Owner's knowledge, all state, local and foreign tax returns and reports required to be filed have been filed and Owner has paid and discharged all taxes, including sales and use taxes, shown as due thereon and has paid all applicable state and local ad valorem taxes as are due, except such as are being contested in good faith by appropriate proceedings and except for such filings, payments or other occurances which would not have a Material Adverse Effect. Neither the IRS nor any other taxing authority or agency is now asserting or, to the best of Owner's knowledge, threatening to assert against Owner any deficiency or claim for additional taxes or interest thereon or penalties in connection therewith. Owner has not granted any waiver of any statue of limitations with respect to, or any extension of a period for the assessment of, any federal, state, county, municipal or foreign income tax.

Section 4.13 No Legal Disability. Owner represents and warrants to Purchaser that she is under no legal disability with respect to entering into this Agreement.

Section 4.14 Ownership of the Proprietorship. Owner represents and warrants that she is the sole owner of the Proprietorship free and clear of any encumbrances and liens, except as disclosed in the Owner Disclosure Schedule.

Section 4.15 Cooperation of Owner. Owner represents and warrants that she will assist and cooperate, or shall cause Gray to assist and cooperate, with the auditors of Purchaser as such firm conducts its audit of the operations of the Proprietorship.

ARTICLE V.  CONDUCT OF BUSINESS PRIOR TO THE CLOSING

Section 5.1 Conduct of Business by the Proprietorship Prior to the Closing. Owner covenants and agrees that, between the date of this Agreement and the Closing Date, unless Purchaser shall otherwise agree in writing, the business of the Proprietorship shall be conducted only in, and the Proprietorship shall not take any action except in, the ordinary course of business and in a manner consistent with past practice; and Owner shall use its best efforts to preserve substantially intact the officers, managers, employees and consultants of the Proprietorship and to preserve the present relationships of the Proprietorships with customers, suppliers and other amplification and not limitation, except as contemplated by this Agreement, Owner shall not cause the Proprietorship to do, or propose to do, any of the following without the prior written consent of Purchaser, which consent shall not be unreasonably withheld:

(a) issue, sell, pledge, dispose of, encumber or authorize the issuance, sale, pledge, disposition or encumbrance of (i) any interest of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any ownership interest, in the Proprietorship or (ii) any assets of the Proprietorship or any other material assets of the Proprietorship other than in the ordinary course of business consistent with past practices;

(b) (i) acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof; (ii) incur any indebtedness for borrowed money or issue any debt securities or assume, guaranty or endorse or otherwise as an accommodation become responsible for, the obligations of any person, or make any loans or advances, except in the ordinary course of business and consistent with past practice; (iii) authorize any single capital expenditure which is in excess of $1,000 or capital expenditures which are, in the aggregate, in excess of $3,000 for the Proprietorship; or (iv) enter into or amend any contract, agreement, commitment or arrangement to any of the effects set forth in this paragraph (b) of Section 5.1;

(c) increase the compensation payable or to become payable to its managers, officers or employees, except for increases in salary or wages of employees of the Proprietorship who are not managers or officers of the Proprietorship in accordance with past practices, or grant any severance or termination pay to, or enter into any employment or severance agreement with, any manager, officer or employee of the Proprietorship, or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any managers, officers or employees;

(d) take any action other than in the ordinary course of business and in a manner consistent with past practice with respect to accounting policies or procedures (including, without limitation, procedures with respect to the payments of accounts payable and collection of accounts receivable);

(e) settle or compromise any material federal, state, local or foreign income tax liability; or

(f) pay, discharge, compromise or consent to any arrangements concerning or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge, compromise, settlement, arrangement or satisfaction in the ordinary course of business and consistent with past practice of liabilities reflected or reserved against in the financial statements of the Proprietorship or incurred in the ordinary course of business and consistent with past practice.

Section 5.2. Third Party Consents. Each party to this Agreement shall use its best efforts to obtain, as soon as reasonably practicable, all permits, authorizations, consents, waivers and approvals from third parties or governmental authorities necessary to consummate this Agreement and the transactions contemplated hereby.

ARTICLE VI.  CONDITIONS OF THE PURCHASE

Section 6.1. Conditions to Obligation of Each Party to Effect the Purchase. The respective obligations of each party to effect the Purchase shall be subject to the fulfillment of all of the following conditions precedent at or prior to the Closing Date:

(a) No Order. No United States or state governmental authority or other agency or commission or United States or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction or other order (whether temporary, preliminary or permanent) which is in effect and has the effect of making the purchase and sale of the Interests contemplated hereunder illegal or otherwise prohibiting consummation of the transactions contemplated by this Agreement.

(b) No Challenge. There shall not be pending or threatened any action, proceeding or investigation before any court or administrative agency by any government agency or any other person challenging, or seeking material damages in connection with the purchase and sale of the assets of the Proprietorship contemplated hereunder or otherwise materially adversely affecting the business, assets, prospects, financial condition or results of operations of the Proprietorship.

Section 6.2. Additional Conditions to Obligations of Purchaser. The obligations of Purchaser to effect the Purchase are also subject to the fulfillment of all of the following conditions precedent at or prior to the Closing Date:

(a) Due Diligence Investigation. Purchaser's obligations hereunder shall be subject to its due diligence investigation of the Proprietorship whereby Purchaser shall not find any unacceptable (as determined by Purchaser in its sole discretion) item, condition or liability (an "Unacceptable Item").
 Should Purchaser find an Unacceptable Item with respect to the Proprietorship, Purchaser shall notify Owner in writing of such finding and this Agreement shall become null and void, with no party having liability hereunder. Purchaser's written notice pursuant to this Section 6.2(a) shall be delivered to Owner prior to the close of business on the date that is 14 days from the date of the mutual execution of this Agreement. Should no written notice be delivered by Purchaser under this Section 6.2(a) prior to such date, Purchaser will be deemed to have not found an Unacceptable Item with respect to the Proprietorship.

(b) Representations and Warranties. The representations and warranties of Owner contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, except for changes contemplated by this Agreement and except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct as of such date), with the same force and effect as if made on and as of the Closing Date, and Purchaser shall have received a Certificate of the Owner of the Proprietorship which is to that effect, which certificate shall be in the form attached hereto as Exhibit "E".

(c) Consents Obtained. All consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by Owner for the authorization, execution and delivery of this Agreement and the consummation by her of the transactions contemplated hereby shall have been obtained and made by Owner.

(d) Non-Competition Agreement - Owner. Purchaser and Owner shall have executed the Owner Non-Compete.

(e) Non-Competition Agreement - Gray. Purchaser, Owner and Gray shall have executed the Gray Non-Compete.

(f) Consulting Agreement. Purchaser and Gray shall have executed the Consulting Agreement.

(g) No Material Adverse Change. There shall have been no material adverse change in the condition, financial or otherwise, of the Proprietorship.

Section 6.3. Additional Conditions to Obligation of Owner. The obligation of Owner to effect the Purchase is also subject to fulfillment of all of the following conditions precedent, at or prior to the Closing Date:

(a) Representations and Warranties. The representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, except for changes contemplated by this Agreement and except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct as of such date), with the same force and effect as if made on and as of the Closing Date, and the Company shall have received a Certificate of the President of Purchaser which is to that effect, which certificate shall be in the form attached hereto as Exhibit "F".

(b) Consents Obtained. All consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by Purchaser for the authorization, execution and delivery of this Agreement and the consummation by them of the transactions contemplated hereby shall have been obtained and made by Purchaser.

ARTICLE VII.  INDEMNIFICATION

Section 7.1. General Indemnification Covenants - Owner. Owner shall indemnify, save and keep Purchaser and its affiliates, agents, attorneys, successors and permitted assigns (the "Purchaser Indemnitees"), harmless against and from all liability, demands, claims, actions or causes of action, assessments, losses, fines, penalties, costs, damages and expenses, including reasonable attorneys' fees, disbursements and expenses (collectively, the "Damages"), sustained or incurred by any of the Purchaser Indemnitees as a result of, arising out of or by virtue of any misrepresentation, breach of any warranty or representation or non-fulfillment of any agreement or covenant on the part of Owner, whether contained in this Agreement or any exhibit or schedule hereto or any written statement or certificate furnished or to be furnished to Purchaser pursuant hereto or in any closing document delivered by Owner to Purchaser in connection herewith.

Section 7.2. General Indemnification Covenants - Purchaser. Purchaser shall indemnify, save and keep Owner and her affiliates, agents, attorneys, successors and permitted assigns (the "Owner Indemnitees"), harmless against and from all liability, demands, claims, actions or causes of action, assessments, losses, fines, penalties, costs, damages and expenses, including reasonable attorneys' fees, disbursements and expenses (collectively, the "Damages"), sustained or incurred by any of the Owner Indemnitees as a result of, arising out of or by virtue of any misrepresentation, breach of any warranty or representation or non-fulfillment of any agreement or covenant on the part of Purchaser, whether contained in this Agreement or any exhibit or schedule hereto or any written statement or certificate furnished or to be furnished to Owner pursuant hereto or in any closing document delivered by Purchaser to Owner in connection herewith.

Section 7.3. Tax Indemnity. (a) Owner hereby agrees to pay, indemnify, defend and hold Purchaser harmless from and against any and all taxes associated with the operations of the Proprietorship with respect to any period (or any portion thereof) up to and including the Closing Date, except for taxes associated with the operations of the Proprietorship which are reflected as current liabilities for taxes that exist as of the Closing Date ("Current Tax Liabilities") on the financial statements delivered to Purchaser hereunder, together with all reasonable legal fees, disbursements and expenses incurred by Purchaser in connection therewith.

(b) Owner shall prepare and file any tax return with respect to the operations of the Proprietorship which is required to be filed after the Closing Date and which relates to any period (or portion thereof) up to and including the Closing Date.

(c) The indemnity provided for in this Section 7.3 shall be independent of any other indemnity provision hereof and, anything in this Agreement to the contrary notwithstanding, shall survive until the expiration of the applicable statutes of limitation for the taxes referred to herein, and any taxes subject to the indemnification for taxes set forth in this Section
7.3 shall not be subject to the provisions of Sections 8.1 or 8.4 hereof.

Section 7.4. Release by Owner. Owner hereby releases and discharges Purchaser and each of its officers, directors, agents and attorneys from, and agrees and covenants that, in no event, will Owner commence any litigation or other legal or administrative proceeding against, Purchaser or any of its officers, directors, agents or attorneys, whether in law or equity, relating to any and all claims and demands, known and unknown, suspected and unsuspected, disclosed and undisclosed, for damages, actual or consequential, past, present and future, arising out of or in any way connected with her ownership or alleged ownership of the Proprietorship prior to the Closing Date, other than claims or demands arising out of the transactions contemplated by this Agreement.

Section 7.5. Release by Purchaser. Purchaser hereby releases and discharges Owner and each of her affiliates, agents and attorneys from, and agrees and covenants that, in no event, will Purchaser commence any litigation or other legal or administrative proceeding against, Owner or any of her affiliates agents or attorneys, whether in law or equity, relating to any and all claims and demands, known and unknown, suspected and unsuspected, disclosed and undisclosed, for damages, actual or consequential, past, present and future, other than claims or demands arising out of the transactions contemplated by this Agreement.

ARTICLE VIII.  TERMINATION, AMENDMENT AND WAIVER

Section 8.1. Termination. This Agreement may be terminated at any time prior to the Closing Date:

(a)  By mutual written consent of the parties hereto.

(b) By either Purchaser or Owner, if (i) any governmental or regulatory body, the consent of which is a condition to the obligations of Purchaser and Owner to consummate the transactions contemplated hereby, shall not have been secured, or (ii) any court of competent jurisdiction in the United States or any state shall have issued an order, judgment or decree (other than a temporary restraining order) restraining, enjoining or otherwise prohibiting the purchase and sale of the Interests contemplated hereunder and such order, judgment or decree shall have become final and non-appealable.

Section 8.2. Effect of Termination. In the event of termination of this Agreement as provided in Section 8.1, this Agreement shall forthwith become void and there shall be no liability on the part of either Purchaser or its officers or directors, or Owner, except that nothing in this Section 8.2 shall relieve any party from liability for any breach of this Agreement.

Section 8.3. Expenses. Unless otherwise provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Purchase is consummated.

Section 8.4. Amendment. This Agreement may be amended by the parties hereto at any time prior to the Closing Date. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

Section 8.5. Waiver. At any time prior to the Closing Date, any party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

ARTICLE IX.  GENERAL PROVISIONS

Section 9.1. Survival of Representations, Warranties and Agreements. The representations, warranties and agreements in this Agreement shall survive the Closing Date indefinitely.

Section 9.2. Publicity. (a) The right to publicize the execution of this Agreement and the Closing hereunder shall be that of Purchaser.

(b) The existence of this Agreement and the knowledge of the future consummation or termination of this Agreement constitutes privileged and "insider" information as that term is used in the securities markets. Owner and each of the employees of the Proprietorship each agree that they will refrain from purchasing or selling any of the stock of Purchaser at any time when a material fact relating to this Agreement, its existence or performance, breach or termination are not made publicly announced by Purchaser.

Section 9.3. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered or mailed if delivered personally or mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):

(a)  If to Purchaser:

       Santa Fe Wireless Internet, Inc.
       8748 Quarters Lake Road
       Baton Rouge, Louisiana 70809

     with copies to:

       Newlan & Newlan, Attorneys at Law
       2512 Program Drive, Suite 101
       Dallas, Texas 75220

(b)  if to Owner:

       Katrina Koehler
       4 Buffalo Canyon
       Santa Fe, New Mexico 87505

Section 9.4. Non-Waiver. The failure in any one or more instances of a party to insist upon performance of any of the terms, covenants or conditions of this Agreement, to exercise any right or privilege conferred in this Agreement, or the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

Section 9.5. Arbitration. Any dispute arising under this Agreement, as well as any of the transactions contemplated hereby, shall be resolved by arbitration in Dallas, Texas, under the Rules of the American Arbitration Association, as then in effect. The determination and award of the arbitrator, which award may include punitive damages, shall be final and binding on the parties and may be entered as a judgment in any court of competent jurisdiction. It is expressly agreed that the arbitrators, as part of their award, can award attorneys' fees to therevailing party.

Section 9.6. Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, including, without limitation, third party beneficiary rights.

Section 9.7. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

Section 9.8. Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and undertakings, both oral and written, among the parties, or any of them, with respect to the subject matter hereof and, except as otherwise expressly provided herein, are not intended to confer upon any other person any rights or remedies hereunder.

Section 9.9. Assignability. This Agreement shall not be assignable by either party or by operation of law, except with the express written consent of each other party.

Section 9.10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas applicable to contracts executed in and to be performed in such State.

Section 9.11. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 9.12. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, Purchaser and Owner have caused this Agreement to be executed as of the date first written above.

PURCHASER:

SANTA FE WIRELESS INTERNET, INC.


By: /s/ Waddell D. Loflin
     Waddell D. Loflin
     President

OWNER:

/s/ Katrina Koehler
Katrina Koehler


--------------------------------------------
                 Exhibit "A"
             Form of Bill of Sale
--------------------------------------------

BILL OF SALE AND ASSIGNMENT

STATE OF NEW MEXICO   )
                      )
COUNTY OF SANTA FE    )

THAT Katrina Koehler, d/b/a Desert Rain Internet Service ("Assignor"), _________, Santa Fe, New Mexico _____, in consideration of ten dollars and other good and valuable consideration, the receipt and adedquacy of which is hereby acknowledged, does hereby assign, sell, transfer and set over unto Santa Fe Wireless Internet, Inc., a New Mexico corporation ("Assignee"), _______, Santa Fe, New Mexico ____, its successors and assigns, all of her right title and interest in and to the following described personal property pursuant to that certain Business Purchase Agreement between Assignor and Assignee:

     Quantity      Description
     --------      -----------




This Bill of Sale and Assignment shall be effective as to the transfer of all of the items of personal property described herein as of the ____ day of _________, 1998.

IN WITNESS WHEREOF, this Bill of Sale and Assignment is executed on this ____ day of _____________, 1998.




Katrina Koehler
d/b/a Desert Rain Internet Service

                      ACKNOWLEDGMENT

STATE OF NEW MEXICO   )
                      )
COUNTY OF SANTA FE    )

This instrument was acknowledged before me on this ___ day of ____________, 1998, by Katrina Koehler.


Notary Public
My Commission Expires:


--------------------------------------------
                 Exhibit "B"
  Form of Agreement Not to Compete - Owner
--------------------------------------------

                AGREEMENT NOT TO COMPETE

THIS AGREEMENT NOT TO COMPETE is entered into as of ___________, 1998, by and between Santa Fe Wireless Internet, Inc., a New Mexico corporation ("SFWI"), and Katrina Koehler ("Owner"), owner of Desert Rain Internet Service (the "Proprietorship").

WHEREAS, SFWI is to purchase all of the assets, including the name and good will, of the Proprietorship from Owner, pursuant to a Business Purchase Agreement (the "Purchase Agreement"); and

WHEREAS, as a condition to such Purchase Agreement, Owner has agreed to sign and be bound by this Agreement Not to Compete; and

NOW, THEREFORE, the parties agree as follows:

Section 1. Agreement Not to Compete. Owner acknowledges that, as owner of the Proprietorship, Owner enjoys a special background and knowledge of the Internet Service Provider business. Owner further acknowledges that employment of Owner by a competitor of SFWI or its affiliates represents a serious competitive danger to SFWI and its affiliates, and the use of Owner's talent, knowledge and information about the business, strategies and plans of SFWI and its affiliates can and would constitute a valuable competitive advantage over SFWI and its affiliates. In view of the foregoing, Owner covenants and agrees that, for a period of one year after the date of the Closing under the Purchase Agreement, Owner will not engage in any capacity, directly or indirectly, including, but not limited to, as employee, agent, consultant, manager, executive, owner or stockholder (except as a passive investor holding less than 1% equity interest in any enterprise the securities of which are publicly traded) in any business entity engaged in competition with any business conducted by SFWI and its affiliates within 100 miles of the following metropolitan areas: St. George, Utah, Santa Fe, New Mexico, Baton Rouge, Louisiana, and Mesquite and Las Vegas, Nevada. If any court determines that this Agreement Not to Compete, or any part hereof, is unenforceable because the duration or geographic scope of such provision is excessive, such court shall have the power to reduce the duration or scope of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable.

Section 2. Injunctive Relief. Owner acknowledges that the violation of the covenants contained in this Agreement would be detrimental and cause irreparable injury to SFWI and its affiliates which could not be compensated by money damages. Owner agrees that an injunction from a court of competent jurisdiction is the appropriate remedy for these provisions, and consents to the entry of an appropriate judgment enjoining Owner from violating these provisions in the event there is a finding of their breach.

Section 3. Severability of Covenants. Each of the covenants contained in this Agreement is an independent covenant, which may be available to or relied upon by SFWI and its affiliates in any court of competent jurisdiction. If any one of the separate and independent covenants shall be deemed to be unenforceable under the laws of any state of competent jurisdiction, each of the remaining covenants shall not be affected thereby. Notwithstanding the provisions of this Section 3, it is understood that every benefit received by Owner by virtue of this Agreement is consideration for each separate covenant contained herein.

Section 4. Governing Law. This Agreement shall be governed by the laws of the State of Texas.

Section 5. Other Remedies. The undertakings herein shall not be construed as any limitation upon the remedies SFWI might, in the absence of this Agreement, have at law or in equity.

INTENDING to be legally bound hereby, SFWI and Owner hereby duly execute this Agreement Not to Compete on the date set forth above.

SFWI:

SANTA FE WIRELESS INTERNET, INC.


By:
     Waddell D. Loflin
     President

OWNER:


Katrina Koehler



--------------------------------------------
                 Exhibit "C"
   Form of Agreement Not to Compete - Gray
--------------------------------------------

                 AGREEMENT NOT TO COMPETE

THIS AGREEMENT NOT TO COMPETE is entered into as of ___________, 1998, by and among Santa Fe Wireless Internet, Inc., a New Mexico corporation ("SFWI"), and Mike Gray ("Gray"), a key employee of Desert Rain Internet Service (the "Proprietorship"), a sole proprietorship owned by Katrina Koehler ("Owner").

WHEREAS, SFWI is to purchase all of the assets, including the name and good will, of the Proprietorship from Owner, pursuant to a Business Purchase Agreement (the "Purchase Agreement"); and

WHEREAS, as a condition to such Purchase Agreement, Gray has agreed to sign and be bound by a Consulting Agreement and, under the Consulting Agreement, to be bound by this Agreement Not to Compete; and

NOW, THEREFORE, the parties agree as follows:

Section 1. Agreement Not to Compete. Gray acknowledges that, as a key employee of the Proprietorship, Gray enjoys a special background and knowledge of the Internet Service Provider business. Gray further acknowledges that employment of Gray by a competitor of SFWI or its affiliates represents a serious competitive danger to SFWI and its affiliates, and the use of Gray's talent, knowledge and information about the business, strategies and plans of SFWI and its affiliates can and would constitute a valuable competitive advantage over SFWI and its affiliates. In view of the foregoing, Gray covenants and agrees that, for a period of one year after the date of the Closing under the Purchase Agreement, Gray will not engage in any capacity, directly or indirectly, including, but not limited to, as employee, agent, consultant, manager, executive, owner or stockholder (except as a passive investor holding less than 1% equity interest in any enterprise the securities of which are publicly traded) in any business entity engaged in competition with any business conducted by SFWI and its affiliates within 100 miles of the following metropolitan areas: St. George, Utah, Santa Fe, New Mexico, Baton Rouge, Louisiana, and Mesquite and Las Vegas, Nevada. If any court determines that this Agreement Not to Compete, or any part hereof, is unenforceable because the duration or geographic scope of such provision is excessive, such court shall have the power to reduce the duration or scope of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable.

Section 2. Injunctive Relief. Gray acknowledges that the violation of the covenants contained in this Agreement would be detrimental and cause irreparable injury to SFWI and its affiliates which could not be compensated by money damages. Gray agrees that an injunction from a court of competent jurisdiction is the appropriate remedy for these provisions, and consents to the entry of an appropriate judgment enjoining Gray from violating these provisions in the event there is a finding of their breach.

Section 3. Severability of Covenants. Each of the covenants contained in this Agreement is an independent covenant, which may be available to or relied upon by SFWI and its affiliates in any court of competent jurisdiction. If any one of the separate and independent covenants shall be deemed to be unenforceable under the laws of any state of competent jurisdiction, each of the remaining covenants shall not be affected thereby. Notwithstanding the provisions of this Section 3, it is understood that every benefit received by Gray by virtue of this Agreement is consideration for each separate covenant contained herein.

Section 4. Governing Law. This Agreement shall be governed by the laws of the State of Texas.

Section 5. Other Remedies. The undertakings herein shall not be construed as any limitation upon the remedies SFWI might, in the absence of this Agreement, have at law or in equity.

INTENDING to be legally bound hereby, SFWI and Gray hereby duly execute this Agreement Not to Compete on the date set forth above.

SFWI:

SANTA FE WIRELESS INTERNET, INC.


By:
     Waddell D. Loflin
     President

GRAY:


Mike Gray


--------------------------------------------
                 Exhibit "D"
         Form of Consulting Agreement
--------------------------------------------

                   CONSULTING AGREEMENT

This Agreement is made as of the ____ day of_________, 1998, by and between Mike Gray ("Consultant"), and Santa Fe Wireless Internet, Inc., a New Mexico corporation (the "Company").

WHEREAS, Consultant possesses experience in the operations of an Internet Service Provider; and

WHEREAS, the Company is to acquire the business of Desert Rain Internet Service, a Santa Fe, New Mexico-based Internet Service Provider; and

WHEREAS, the Company desires to hire Consultant and Consultant is willing to accept the Company as a client.

NOW THEREFORE, in consideration of the mutual covenants herein contained, it is agreed:

1. The Company hereby engages Consultant to render consulting services with respect to the operations of an Internet Service Provider. Consultant hereby accepts such engagement and agrees to render such consulting services as are listed on Exhibit "A" attached hereto and incorporated herein by this reference, throughout the term of this Agreement.

  It is further agreed that Consultant shall have no authority to bind the Company to any contract or obligation or to transact any business in the Company's name or on behalf of the Company, in any manner. The parties intend that Consultant shall perform its services required hereunder as an independent contractor.

2. The term of this Agreement shall commence upon the date of this Agreement and shall continue for six months.

3. As a condition to this Agreement, Consultant shall have executed an Agreement Not to Compete in the form attached hereto as Exhibit "B".

4. In consideration of the services to be performed by Consultant, the Company agrees to pay Consultant as follows: the Company shall pay Consultant at the rate of $20.00 per hour of consulting services actually performed by Consultant on behalf of the Company, up to 40 hours per week; provided, however, that the Company shall pay Consultant for not less than 20 hours' of consulting services per week, whether or not Consultant actually performed consulting services during any such week. The Company shall pay Consultant on a weekly basis, which payments shall be subject to lawful withholdings, if any.

5.  The Company represents and warrants to Consultant that:

    A. The Company will cooperate fully and timely with Consultant to enable Consultant to perform his obligations hereunder.

    B. The execution and performance of this Agreement by the Company has been duly authorized by the Board of Directors of the Company.

    C. The performance by the Company of this Agreement will not violate any applicable court decree, law or regulation, nor will it violate any provisions of the organizational documents of the Company or any contractual obligation by which the Company may be bound.

6. Until such time as the same may become publicly known, the parties agree that any information provided to either of them by the other of a confidential nature will not be revealed or disclosed to any person or entity, except in the performance of this Agreement, and upon completion of Consultant's services and upon the written request of the Company, any original documentation provided by the Company will be returned to it. Consultant will not directly or indirectly buy or sell the securities of the Company at any time when it is privy to non-public information.

7. Consultant hereby represents to the Company that he is under no legal disability with respect to entering into this Agreement.

8. All notices hereunder shall be in writing and addressed to the party at the address herein set forth, or at such other address as to which notice pursuant to this section may be given, and shall be given by personal delivery, by certified mail (return receipt requested), Express Mail or by national or international overnight courier. Notices will be deemed given upon the earlier of actual receipt of three (3) business days after being mailed or delivered to such courier service.

  Notices shall be addressed to Consultant at:

    Mike Gray
    Santa Fe, New Mexico

  and to the Company at:

    Santa Fe Wireless Internet, Inc.
    8748 Quarters Lake Road
    Baton Rouge, Louisiana 70809

  with a copy to:

    Newlan & Newlan, Attorneys at Law
    2512 Program Drive, Suite 101
    Dallas, Texas 75220

9.  Miscellaneous.

A. In the event of a dispute between the parties arising out of this Agreement, both Consultant and the Company agree to submit such dispute through the American Arbitration Association (the "Association") at the Association's Dallas, Texas, offices, in accordance with the then-current rules of the Association; the award given by the arbitrators shall be binding and a judgment may be obtained on any such award in any court of competent jurisdiction. It is expressly agreed that the arbitrators, as part of their award, can award attorneys fees to the prevailing party.

B. This Agreement is not assignable in whole or in any part, and shall be binding upon the parties, their heirs, representatives, successors or assigns.

C. This Agreement may be executed in multiple counterparts which shall be deemed an original. It shall not be necessary that each party execute each counterpart, or that any one counterpart be executed by more than one party, if each party executes at least one counterpart.

D. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

SANTA FE WIRELESS INTERNET, INC.


By:
    Waddell D. Loflin
    President



Mike Gray

---Exhibit "A" to Consulting Agreement---

Consulting services to be provided by Consultant under the Consulting Agreement to which this Exhibit "A" is attached include, but shall not be limited to:

Consultant shall provide consulting services with respect to the operations of the Company, as requested by the Company, including the training of new personnel of the Company.


--------------------------------------------
                 Exhibit "E"
   Form of Certificate of Owner of the Proprietorship
--------------------------------------------

             Certificate of the Owner

           Desert Rain Internet Service


The undersigned, the sole owner ("Owner") of Desert Rain Internet Service , a New Mexico sole proprietorship ("DRIS"), hereby certifies and affirms that each of the following is true and correct:

1. The representations and warranties of Owner contained in that certain Business Purchase Agreement (the "Agreement") to which this Certificate relates are true and correct as of the date of this Certificate.

2. DRIS has the power and authority to own its properties and carry on its business in the manner in which such business is conducted.

3. Owner has full capacity, right and authority to enter into the Agreement and to perform her obligations under the Agreement, and the Agreement is the legal, valid and binding obligation of Owner and is enforceable against Owner in accordance with its terms.

4. The assets, including the name and good will, of DRIS, when transferred and sold to Santa Fe Wireless Internet, Inc. on the Closing Date of the Agreement, will be free and clear of any liens, claims and encumbrances, except as disclosed in the Owner Disclosure Schedule delivered by Owner to Santa Fe Wireless Internet, Inc. pursuant to the Agreement.

Certified and affirmed this ____ day of August, 1998.


Katrina Koehler, Owner
Desert Rain Internet Service
(a New Mexico sole proprietorship)


--------------------------------------------
                 Exhibit "F"
Form of Certificate of President of Purchaser
--------------------------------------------

               Certificate of the President

             Santa Fe Wireless Internet, Inc.
                  a New Mexico corporation


The undersigned, the duly elected and acting President of Santa Fe Wireless Internet, Inc., a New Mexico corporation ("SFWI"), hereby certifies and affirms that each of the following is true and correct:

1. The representations and warranties of SFWI contained in that certain Business Purchase Agreement (the "Agreement") to which this Certificate relates are true and correct as of the date of this Certificate.

2. SFWI is a corporation duly organized and existing under the laws of the State of New Mexico, and has the power and authority to own its properties and carry on its business in the manner in which such business is conducted.

3. The execution, delivery and performance by SFWI of the Agreement, in accordance with the terms and provisions of the Agreement, have been duly authorized by appropriate corporate action of SFWI.

4. SFWI has full power, right and authority to enter into the Agreement and to perform its obligations under the Agreement, and the Agreement is the legal, valid and binding obligation of SFWI and is enforceable against SFWI in accordance with its terms.

Certified and affirmed this ____ day of August, 1998.


Waddell D. Loflin, President
Santa Fe Wireless Internet, Inc.
(a New Mexico corporation)